Form 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report(Date of earliest event reported):
                                  March 17, 2000


                            WESTMORELAND COAL COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-752                    23-1128670
          --------                       -----                    ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    of incorporation or                  Number              Identification No.)
       organization)


2 North Cascade Avenue, 14th Floor, Colorado Springs, Colorado       80903
--------------------------------------------------------------       -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number,
   including area code:                            719-442-2600
                                                   ------------

Item 5.     Other Events

     The Company reported net income from continuing operations of $8.6 million for the full year ended December 31, 1999 compared with net income from continuing operations of $3.3 million for 1998.

Item 7. Financial Statements and Exhibits

            (c) Exhibits

            Exhibit 99.2 -- Press release dated March 17, 2000.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WESTMORELAND COAL COMPANY



Date: March 17, 2000                /s/ Robert J. Jaeger
                                    --------------------------
                                    By: Robert J. Jaeger
                                    Senior Vice President-Finance
                                    and Treasurer

<PAGE 1>
Exhibit 99.2

                       ----------------------------------
                       Westmoreland Reports 1999 Year End
                           Net Income from Continuing
                           Operations of $8.6 Million
                       ----------------------------------

Colorado Springs, CO - March 17, 2000 -- Westmoreland Coal Company (AMEX: WLB) today reported net income from continuing operations of $8.6 million for the full year ended December 31, 1999 compared with net income from continuing operations of $3.3 million for 1998.

Impacting 1999 results were an expected decrease in revenues that resulted from reduced sales at Westmoreland Resources, Inc. ("WRI") because of an eight week scheduled maintenance outage at a major customer's facility, anticipated losses at Dominion Terminal Associates ("DTA") due to a full year of continued decline in the export coal market, an expected reduction in equity in earnings from Westmoreland Energy compared to 1998 due to the sale of the Rensselaer Project, and expenses of almost $22 million connected with retiree medical obligations, or "heritage costs." Results for 1998 were negatively impacted by approximately $10.0 million in reorganization fees, and a $12.2 million charge related to the company's investment in DTA.

Positively affecting net income from continuing operations was the strong performance of the Company's remaining independent power operations and significant interest income. Equity in earnings of independent power projects totaled over $34.0 million and included a gain of approximately $17.0 million from the sale of the Rensselaer project during the first quarter. WRI produced approximately 5.5 million tons of coal.

After recognition (for financial statement presentation purposes) of $1.8 million for undeclared, unpaid preferred dividends, net income applicable to common shareholders in 1999 was $6.9 million or $0.97 per share compared to a net loss applicable to common shareholders of $11.4 million, or $1.64 per share in 1998. Positively affecting the calculation of net income applicable to common shareholders were the two tender offers for preferred (depositary) shares conducted in 1999. The tender offers resulted in the retirement of 366,292 shares of preferred stock (1,465,167 depositary shares), and a reduction of accumulated but undeclared, unpaid preferred dividends from $20.8 million immediately prior to the first offering to $8.9 million immediately following the second offering, and a reduction of the ongoing quarterly preferred dividends from $1.2 million to $444,000. Shareholders' equity was also reduced by $27.8 million as a result of the two offerings. As of December 31, 1999, the Company had shareholders' equity of $3.1 million compared to shareholders' equity of $21.8 million as of December 31, 1998.

Cash used in operating activities was $23.5 million in 1999 compared to cash provided of $55.9 million in 1998. 1999 was impacted by the payment of pre-petition liabilities, catch-up payments for retiree health benefits and the payment of reorganization and proxy contest expenses. In contrast, 1998 includes cash received from the Rensselaer restructuring at WEI and from the termination of the salaried pension plan, and reflects the deferral of health care benefit payments during bankruptcy. Cash used in financing activities in 1999 was primarily for the purchase of preferred stock. Consolidated cash and cash equivalents as of December 31, 1999 totaled $20.1 million, including $12.1 million at WRI. Cash at WRI, an 80%-owned subsidiary, is available to the Company through dividends. The Company also had restricted cash, which was not classified as cash or cash equivalents, of $14,896,000 at December 31, 1999.

Annual Meeting of Shareholders
------------------------------
The Company will hold its Annual Meeting of Shareholders beginning at 10:00 a.m. on Friday, June 9, 2000 at the Antlers Adam's Mark Hotel in Colorado Springs, Colorado. An Annual Report, proxy materials and voting instructions will be mailed to all common shareholders and holders of depositary shares eligible to vote at the meeting.

1999 Form 10-K
--------------
Westmoreland expects to file its 1999 Form 10-K with the SEC on or about March 23, 2000. Shareholders may request a copy by contacting the Company at the following address: Westmoreland Coal Company, 2 North Cascade Avenue, 14th Floor, Colorado Springs, CO, 80903. The Form 10-K is also available electronically through the SEC EDGAR system.

Westmoreland Coal Company is a diversified energy company headquartered in Colorado Springs, Colorado. It is currently engaged in western Powder River Basin coal mining through its 80%-owned subsidiary Westmoreland Resources, Inc. and independent power production through its wholly owned subsidiary Westmoreland Energy, Inc. The Company also holds a 20% interest in Dominion Terminal Associates, a coal shipping and terminal facility in Newport News, Virginia.

          Certain statements in this report which are not historical facts or information are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
          Section 21E of the Securities Exchange Act of 1934, including, but not limited to, the information set forth in Management's Discussion and Analysis of Financial Condition and Results of Operations. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as
          "may,"   "will,"    "should,"    "estimates,"    "predicts,"
          "potential," "continue," "strategy," "believes," "anticipates," "plans," "expects," "intends," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's access to financing; the Company's ability to successfully identify new business opportunities; the Company's ability to achieve anticipated cost savings and profitability targets; changes in the industry; competition; the Company's ability to utilize its tax net operating losses; the ability to reinvest excess cash at an acceptable rate of return; weather conditions;
          the availability of transportation; price of alternative fuels; costs of coal produced by other countries; demand for electricity; the effect of regulatory and legal proceedings and other factors discussed in Item 1 of the Company's Form 10-K. As a result of the foregoing and other factors, no assurance can be given as to the future results and achievement of the Company. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of these statements.

THE ATTACHED FINANCIAL RESULTS should be read in conjunction with the Company's COMPLETE financial statements contained in the 1999 Form 10-K.

                                  ###
      For further information contact Diane Jones (719) 442-2600.

Westmoreland Coal Company and Subsidiaries
Consolidated Balance Sheets (Unaudited)

December 31,                                                                    1999       1998
-------------------------------------------------------------------------- ---------- ----------
                                                                                (in thousands)
Assets
Current assets:
   Cash and cash equivalents                                                $ 20,122   $ 84,073
   Receivables:
       Trade                                                                   2,156      2,566
       Excess of trust assets over pneumoconiosis benefit obligation           6,397          -
       Terminated pension plan, net                                              500        500
       Other                                                                     621      2,730
-------------------------------------------------------------------------- ---------- ----------
                                                                               9,674      5,796
   Other current assets                                                        1,180        691
-------------------------------------------------------------------------- ---------- ----------
       Total current assets                                                   30,976     90,560
-------------------------------------------------------------------------- ---------- ----------
Property, plant and equipment:
       Land and mineral rights                                                10,572     10,990
       Plant and equipment                                                    66,231     94,989
-------------------------------------------------------------------------- ---------- ----------
                                                                              76,803    105,979
       Less accumulated depreciation and depletion                            40,245     69,029
-------------------------------------------------------------------------- ---------- ----------
                                                                              36,558     36,950

Investment in independent power projects                                      45,225     62,386
Investment in Dominion Terminal Associates (DTA)                               4,672      5,475
Workers' compensation bond                                                     4,748      4,140
Prepaid pension cost                                                           3,897      3,748
Excess of trust assets over pneumoconiosis benefit
  obligation                                                                   5,255     10,891
Security deposits                                                             10,148          -
Other assets                                                                     818      1,456
-------------------------------------------------------------------------- ---------- ----------
       Total Assets                                                        $ 142,297  $ 215,606
========================================================================== ========== ==========
                                                                                      (Continued)

Westmoreland Coal Company and Subsidiaries
Consolidated Balance Sheets (Unaudited) - Continued

December 31,                                                                    1999       1998
-------------------------------------------------------------------------- ---------- ----------
                                                                                (in thousands)
Liabilities and Shareholders' Equity
Current liabilities:
   Current installments of long-term debt                                  $     220  $     200
   Accounts payable and accrued expenses:
     Trade                                                                     2,010      4,213
     Taxes, other than income taxes                                            3,932      3,893
     Workers compensation                                                      3,200      3,800
     Postretirement medical costs                                             10,130     11,066
     Reorganization expenses                                                     400      7,900
     Consent judgment payment obligation                                           -     39,006
     Other accrued expenses                                                      970      3,143
     Reclamation costs                                                           100        100
   Income taxes                                                                    -      2,185
-------------------------------------------------------------------------- ---------- ----------
   Total current liabilities                                                  20,962     75,506
-------------------------------------------------------------------------- ---------- ----------
Long-term debt, less current installments                                      1,343      1,562
Accrual for workers compensation                                              15,072     17,338
Accrual for postretirement medical costs                                      78,643     73,143
1974 UMWA Pension Plan obligations                                            11,879     13,776
Accrual for reclamation costs, less current portion                            2,537      3,046
Other liabilities                                                              1,930      2,370

Minority interest                                                              6,874      7,020

Commitments and contingent liabilities

Shareholders' equity
   Preferred stock of $1.00 par value
     Authorized 5,000,000 shares;
     Issued and outstanding 208,708 shares in 1999 and                           209        575
       575,000 shares in 1998
   Common stock of $2.50 par value
     Authorized 20,000,000 shares;
     Issued and outstanding 7,067,663 shares in 1999 and                      17,669     17,413
       6,965,328 shares in 1998
   Other paid-in capital                                                      67,315     94,630
   Accumulated deficit                                                       (82,136)   (90,773)
-------------------------------------------------------------------------- ---------- ----------
   Total shareholders' equity                                                  3,057     21,845
-------------------------------------------------------------------------- ---------- ----------

   Total Liabilities and Shareholders' Equity                              $ 142,297  $ 215,606
========================================================================== ========== ==========

Westmoreland Coal Company and Subsidiaries
Consolidated Statements of Operations (Unaudited)

Years Ended December 31,                                     1999      1998      1997
-------------------------------------------------------- --------- --------- ---------
                                                                 (in thousands)
Revenues:
   Coal                                                  $ 38,539  $ 44,010  $ 47,182
   Independent power projects - equity in earnings         34,492    64,465    17,770
   Dominion Terminal Associates ("DTA") - equity in
     earnings (losses)                                     (1,464)       94       880
-------------------------------------------------------- --------- --------- ---------
                                                           71,567   108,569    65,832
-------------------------------------------------------- --------- --------- ---------
Cost and expenses:
   Cost of sales - coal                                    33,637    37,472    42,063
   Depreciation, depletion and amortization                 1,571     2,289     1,715
   Selling and administrative                               9,660     7,040     5,932
   Heritage costs                                          18,737    31,449    16,673
   Pension expense (benefit) (including termination
     gain of $1,512,000 in 1997)                             (149)      111    (5,547)
   Unusual charges (credits)                                    -     2,000   (27,214)
   Doubtful accounts recoveries                              (174)   (1,028)   (1,410)
   DTA impairment charge                                        -    12,164         -
-------------------------------------------------------- --------- --------- ---------
                                                           63,282    91,497    32,212
-------------------------------------------------------- --------- --------- ---------
Operating income                                            8,285    17,072    33,620

Other income (expense):
   Gains on sales of assets                                   433       475       969
   Interest expense                                        (1,135)     (190)     (320)
   Interest income                                          2,052         -         -
   Minority interest                                         (854)     (775)   (1,092)
   Other income (expense)                                    (226)    1,999       713
-------------------------------------------------------- --------- --------- ---------
                                                              270     1,509       270
-------------------------------------------------------- --------- --------- ---------
Income from continuing operations before
  reorganization items and income taxes                     8,555    18,581    33,890

Reorganization items:
   Legal and consulting fees                                    -    (9,872)   (2,484)
   Interest expense                                             -    (5,188)        -
   Interest income                                              -     3,594     1,552
-------------------------------------------------------- --------- --------- ---------
Income before income taxes                                  8,555     7,115    32,958

Income tax (expense) benefit                                   82    (3,787)        -
-------------------------------------------------------- --------- --------- ---------
Income from continuing operations                           8,637     3,328    32,958

Discontinued operations:
   Operating loss                                               -         -    (1,284)
   Impairment and loss on disposal                              -         -    (3,518)
-------------------------------------------------------- --------- --------- ---------
   Loss from discontinued operations                            -         -    (4,802)

Cumulative effect of change in accounting principle             -    (9,876)        -
-------------------------------------------------------- --------- --------- ---------
Net income (loss)                                           8,637    (6,548)   28,156
Less preferred stock dividends in arrears                   1,776     4,888     4,888
======================================================== ========= ========= =========
Net income (loss) applicable to common shareholders      $  6,861  $(11,436) $ 23,268
======================================================== ========= ========= =========
                                                                           (Continued)

Westmoreland Coal Company and Subsidiaries
Consolidated Statements of Operations (Unaudited) - Continued

Years Ended December 31,                                     1999      1998      1997
-------------------------------------------------------- --------- --------- ---------
                                                  (in thousands except per share data)

Income (loss) per share applicable to common shareholders:

 Continuing operations                                   $    .97  $   (.22) $   4.03
 Discontinued operations                                        -         -     (0.69)
 Cumulative effect of changes in accounting principles          -     (1.42)        -
-------------------------------------------------------- --------- --------- ---------
                                                         $    .97  $  (1.64) $   3.34
======================================================== ========= ========= =========
Pro forma  amounts  assuming the changes in accounting
  principles  are applied retroactively:
       Net loss applicable to common shareholders        $      -  $ (1,560) $      -
       Loss per share applicable  to common shareholders $      -  $   (.22) $      -
======================================================== ========= ========= =========
Weighted average number of common
   shares outstanding - basic and diluted                   7,040     6,965     6,965

Westmoreland Coal Company and Subsidiaries
Consolidated Statements of Cash Flows (Unaudited)

Years Ended December 31,                                          1999      1998      1997
------------------------------------------------------------- --------- --------- ---------
                                                                     (in thousands)
Cash flows from operating activities:
Net income (loss)                                             $  8,637  $ (6,548) $ 28,156
    Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:
        Equity in earnings of independent power projects       (34,492)  (64,465)  (17,770)
        Cash distributions from independent power projects      51,653    46,355    14,995
        Equity in losses (earnings) from Dominion Terminal
          Associates                                             1,464       (94)     (880)
        Cash generated by Dominion Terminal
          Associates facility                                      942     2,952     4,865
        Cash contributions to Dominion Terminal
          Associates                                            (1,603)   (1,877)   (2,883)
        Depreciation, depletion and amortization                 1,571     2,289     1,715
        Stock compensation expense                                 297         -         -
        Gain on termination of pension plan                          -         -    (1,512)
        Unusual charges (credits)                                    -     2,000   (27,214)
        DTA impairment charge                                        -    12,164         -
        Gains on sales of assets                                  (433)     (475)     (969)
        Cash from pension termination, net                           -    12,540         -
        Distribution from pneumoconiosis trust                       -     2,634         -
        Minority interest                                          854       775     1,092
        Deferred income tax benefit                                  -         -         -
        Impairment and loss on disposition of
           discontinued operations                                   -         -     3,518
        Cumulative effect of change in accounting principle          -     9,876         -
        Other                                                      147      (358)       96
        Changes in assets and liabilities:
                Receivables, net of allowance for
                   doubtful accounts                             2,519       213     1,392
                Inventories                                          -         -       660
                Prepaid pension cost                              (149)     (220)   (4,035)
                Excess of trust assets over pneumoconiosis
                    benefit obligation                            (761)   (1,825)    1,188
                Accounts payable and accrued expenses           (4,337)    1,690       880
                Income taxes payable                            (2,185)    2,185         -
                Accrual for workers' compensation               (3,474)     (678)        -
                Accrual for postretirement medical costs         4,564    (2,502)        -
                1974 UMWA Pension Plan                          (1,897)        -         -
                Consent judgment payment obligation            (39,006)   39,006         -
                Other liabilities                                 (300)   (5,998)       15
------------------------------------------------------------- --------- --------- ---------
  Net cash provided by (used in) operating activities
    before reorganization items                                (15,989)   49,639     3,309
------------------------------------------------------------- --------- --------- ---------
Changes in reorganization items:
  Trade and other liabilities subject to compromise                  -         -    14,977
  Reorganization expenses                                       (7,500)    6,255     1,645
------------------------------------------------------------- --------- --------- ---------
Net change in reorganization items                              (7,500)    6,255    16,622
------------------------------------------------------------- --------- --------- ---------
Net cash provided by (used in) operating activities            (23,489)   55,894    19,931
------------------------------------------------------------- --------- --------- ---------
                                                                                (Continued)

Westmoreland Coal Company and Subsidiaries
Consolidated Statements of Cash Flows  (Unaudited) - Continued

Years Ended December 31,                                          1999      1998      1997
------------------------------------------------------------- --------- --------- ---------
                                                                     (in thousands)
Cash flows from investing activities:
  Additions to property, plant and equipment                    (2,069)   (2,945)     (174)
  Net proceeds from sales of investments and assets                726       511     2,757
  Security deposits                                            (10,148)        -         -
  Cash held by subsidiary disposed of                                -         -      (490)
------------------------------------------------------------- --------- --------- ---------
 Net cash (used in) provided by investing activities           (11,491)   (2,434)    2,093
------------------------------------------------------------- --------- --------- ---------

Cash flows from financing activities:
  Repayment of long-term debt                                     (199)      (51)     (151)
  Dividends paid to minority shareholders of subsidiary         (1,000)        -         -
  Exercise of stock options                                         66         -         -
  Repurchase of preferred stock                                (27,838)        -         -
------------------------------------------------------------- --------- --------- ---------
Net cash used in financing activities                          (28,971)      (51)     (151)
------------------------------------------------------------- --------- --------- ---------
Net increase (decrease) in cash and cash equivalents           (63,951)   53,409    21,873
Cash and cash equivalents, beginning of year                    84,073    30,664     8,791
============================================================= ========= ========= =========
Cash and cash equivalents, end of year                        $ 20,122  $ 84,073  $ 30,664
============================================================= ========= ========= =========

Supplemental disclosures of cash flow information:

Cash paid during the year for:
    Interest                                                  $  6,076  $     27  $     31
    Income taxes                                                 1,606       120         -

In January 1999, the Company issued 45,000 shares of restricted stock valued at $297,000 to several employees as compensation.

In September 1997, the Company completed the sale of the Corona Group Inc. ("Corona"). Corona was sold for $895,000 in notes receivable, the Company retained a 15% interest in Corona, and the purchaser assumed a contingent liability.